                                                                    EXHIBIT 10.3

                               AMENDMENT NO. 2 TO

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


     This Amendment No.2 to the Amended and Restated Stockholders Agreement (this "Amendment") is entered into as of May 12, 1999 by and among the Stockholders who have executed the signature pages of this Amendment and Nu Skin Enterprises, Inc., a corporation organized under the laws of the State of Delaware (the "Company"). This Amendment shall be binding upon each person who executes this Amendment notwithstanding the fact that any other Stockholders fail or refuse to execute this Amendment. The capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given such terms in the Amended and Restated Stockholders Agreement dated November 28, 1997, as previously amended by Amendment No. 1 to such agreement (hereinafter the "Amended and Restated Stockholders Agreement").

                                    RECITALS

     A. WHEREAS, the Company is proposing to undertake the registration of shares for resale by the Stockholders and the former stockholders of Pharmanex, Inc. pursuant to an underwritten public offering (the "Proposed Public Offering"); and

     B. WHEREAS, the Company is willing to continue to proceed with the Proposed Public Offering only if the Stockholders agree to extend certain resale restrictions set forth in the Amended and Restated Stockholders Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto irrevocably agree as follows:

          1. Section 2.2 Lock-up Agreement is hereby amended to lengthen the lock-up period for all Stockholders other than the trusts identified on Schedule
B. Accordingly Section 2.2 is amended to read in its entirety as follows:

               "2.2 Lock-up Agreement. Notwithstanding any provision of this Agreement to the contrary, except for Transfers pursuant to Sections 3 and 5, from and after the date hereof each Stockholder (other than the trusts identified on Schedule B) will not, without the prior written consent of the Company, jointly or individually, Transfer, offer, make any short sale of, contract to sell, lend, grant any option for the purchase of, or otherwise dispose of, directly or indirectly, any Shares owned of record or beneficially by such Stockholder until June 30, 2000 (the "Initial Lock-up Period"); provided, however, that the Initial Lock-up Period shall be further extended until up to December 31, 2000 (the "Extended Lock-up Period") with respect to any Stockholder who, together with any of such Stockholder's Stockholder Controlled Entities, receives additional gross proceeds (the "Additional Sale Proceeds") from the sale of shares in one or any combination of public offerings (excluding the sale of up to 9 million shares in the Proposed Public Offering, but including any shares in excess of 9 million shares sold in the Proposed Public Offering), private placements, or any Company share repurchases (with each Stockholder eligible to participate in any private placements or share repurchases at a level at least equal to that Stockholder's percentage equity ownership interest in the Company immediately preceding the Company's initial public offering). The extent of the Extended Lock-up Period shall be determined by multiplying six months by a fraction (the "Extended Lock-up Fraction"). The numerator of the Extended Lockup Fraction shall be equal to the actual Additional Sale Proceeds received by the Stockholder divided by $120 million. The denominator of the Extended Lock-up Fraction shall be equal to the Stockholder's percentage ownership interest in the Company immediately preceding the Company's initial public offering. For example, if a Stockholder received Additional Sale Proceeds of $5 million, and that Stockholder's percentage ownership interest prior to the initial public offering were 5%, then the Extended Lock-up Period would run for 5 months, calculated as follows:

                                         $5 million/$120 million
                                         -----------------------
                         6 months   x            .05              = 5 months

          If any Stockholder elects not to participate in a liquidity event that generates Additional Sale Proceeds, then the lock-up period for that Stockholder shall expire on June 30, 2000. In the event Additional Sale Proceeds exceed $120 million, then the Extended Lock-up Period shall be subject to an additional negotiated extension."

          2. Section 2.3 Post Lock-up Selling Restrictions is hereby amended as follows:

               (a) Section 2.3 is hereby amended to provide that the Restricted Resale Period for each Stockholder (other than the trusts identified on Schedule B to the Amended and Restated Stockholders Agreement) shall expire one year from the expiration of the Extended Lock-up Period with respect to that Stockholder and that the Restricted Resale Period for the trusts identified on Schedule B would expire on the earlier of December 31, 2001 or the date the Restricted Resale Period ends for any other Stockholder. Accordingly, the first sentence of
Section 2.3 is amended to read in its entirety as follows:

               "2.3 Post Lock-up Selling Restrictions. Except as otherwise provided herein, for a one year period following the expiration of the Initial Lock-up Period or the Extended Lock-up Period, whichever is the last to expire as it applies to each Stockholder (the "Restricted Resale Period"), all sales of Shares in a public resale pursuant to
          Section 4(1) of the Securities Act or Rule 144 promulgated thereunder or pursuant to any other exempt transaction under the Securities Act, shall not exceed in any calendar quarter the Stockholder's specified Rule 144 Allotment (as defined below). Notwithstanding the foregoing, the Restricted Resale Period for the trusts identified on Schedule B would run from March 26, 1999 through the earlier to occur of (a) December 31, 2001, and (b) the date the Restricted Resale Period expires for any other stockholder."

               (b)  The Stockholders agree that the provisions of subparagraphs
2.3.1 through 2.3.6 apply to all public resales whether effected pursuant to Rule 144, Section 4(1) of the Securities Act or any other available exemption.

               (c) Section 2.3.7 is hereby amended to read in its entirety as set forth below to clarify the terms of such subparagraph:

               "2.3.7. Following the expiration of the Restricted Resale Period, each Stockholder agrees not to sell in public resales more shares in any calendar quarter than the greater of (a) one percent of the outstanding shares of Class A Common Stock as shown by the most recent report or statement published by the Company, and (b) the average reported weekly volume of trading in the Class A Common Stock determined in accordance with the provisions of Rule 144(e)."

               (d)  All other terms and conditions of the first paragraph of
Section 2.3 of the Amended and Restated Stockholders Agreement and its subparagraphs (2.3.1 through 2.3.7) shall remain in full force and effect.

          3. Effect of Amendment. This Amendment amends the Amended and Restated Stockholders Agreement only to the extent expressly provided herein. Pursuant to Section 12.5 of the Amended and Restated Stockholders Agreement, this Amendment shall be binding upon each of the Stockholders who elects to execute this Amendment even if one or more of the Stockholders fail or refuse to execute this Amendment. To the extent provisions of the Amended and Restated Stockholders Agreement are not expressly modified or amended by this Agreement, such unamended provisions shall continue in full force and effect and shall be construed together with the amendments set forth herein as the entire agreement of the parties hereto. The Amendment shall not apply to any Stockholder who does not execute this Amendment, but such Stockholder shall remain subject to and obligated under the terms of the Amended and Restated Stockholders Agreement, without giving effect to this Amendment, and this Amendment shall in no way be interpreted as limiting the obligations or restrictions in the Amended and Restated Stockholders Agreement with respect to any Stockholder who does not execute this Amendment Agreement. In the event a Proposed Public Offering is not completed by November 1, 1999, or if prior to such date the Company provides written notice to the Stockholders that it has elected not to proceed with the Proposed Public Offering, then the amendments set forth in Sections 1 and 2 hereof shall expire and no longer be of any force or effect from November 1, 1999 (if a secondary offering has not been completed by such date) or the date of such written notice (in the event the Company provides written notice it has elected not to proceed with such offering).

          4. Liquidity Events. In consideration of the redemption of 20,000 shares of Class A Common Stock by the Company from each of Kirk Roney and Rick Roney at a purchase price of $16.00 per share, each of Kirk Roney and Rick Roney agree to execute and be bound by the terms of the Amendment No. 1 to Amended and Restated Stockholders Agreement. Upon execution of such amendment, each of Kirk Roney and Rick Roney shall have the same right to participate in any private or public liquidity events as the other Stockholders. Each Stockholder hereby agrees that the right to participate in liquidity events shall be subject to the following terms.

               4.1 The 9 million shares allocated to the Stockholders party to the Amended and Restated Stockholder Agreement in the Proposed Public Offering shall be allocated among the Stockholders, together with their respective Stockholder Controlled Entities, in accordance with the percentages set forth on Schedule A to the Amended and Restated Stockholders Agreement, including any additional shares that may be allocated as a result of the Pharmanex stockholders not selling their entire allotment, or as a result of the exercise of the over-allotment option by the underwriters. In the event a Stockholder, together with his or her respective Stockholder Controlled Entities, agrees at the request of the underwriters to sell less than his or her applicable percentage as set forth in Schedule A of the 9 million shares, he or she shall have the right to receive a larger and priority allocation of any additional shares in order to bring his or her percentage of the total shares allocated to him or her up to the percentage set forth in Schedule A to the Amended and Restated Stockholders Agreement.

               4.2 Subject to agreeing to any terms and conditions the Company may impose with respect to any such private liquidity event as set forth in
Section 4.3 below, a Stockholder, together with his or respective Stockholder Controlled Entities, shall have the right to participate in any Company sponsored private placements or share repurchases by the Company at a level at least equal to that

Stockholder's percentage equity ownership interest in the Company immediately preceding the Company's initial public offering.

               4.3 The Company may require as a condition to the right to participate in any future liquidity event, that a Stockholder and his or her Stockholder Controlled Entities, agree to such terms and conditions as may be requested by the Company for all Stockholders, including any extensions of the Extended Lock-up Period and the Restricted Selling Periods; provided, however, that with respect to any liquidity event that occurs prior to June 30, 2000, the provisions of Section 2.2 and 2.3, as amended above, shall determine the length of any extension of the Extended Lock-up Period and Restricted Resale Period unless the Additional Sales Proceeds are in excess of $120 million, in which event the Company may negotiate a further extension of such selling restrictions.

          5. Counterparts. This Amendment may be executed by facsimile and by any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one agreement. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all of the Parties hereto.

                        SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


          IN WITNESS WHEREOF, this Amendment has been signed by duly authorized signatories of the Parties hereto and is binding upon the Parties hereto as of the date first above written.

                                   NU SKIN ENTERPRISES, INC.,
                                   a Delaware Corporation


                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------


                                   ---------------------------------------------
                                   Blake M. Roney, individually


                                   ---------------------------------------------
                                   Nancy L. Roney, individually


                                   THE ALL R'S TRUST


                                   By:
                                      ------------------------------------------
                                      L. S. McCullough
                                   Its: Trustee


                                   THE B & N RONEY TRUST


                                   By:
                                      ------------------------------------------
                                      L. S. McCullough
                                   Its: Trustee


                                   THE WFA TRUST


                                   By:
                                      ------------------------------------------
                                      L. S. McCullough
                                   Its: Trustee

                        SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                   BNASIA, LTD.


                                   By:
                                      ------------------------------------------
                                      Blake M. Roney
                                   Its: General Partner


                                   By:
                                      ------------------------------------------
                                      Nancy L. Roney
                                   Its: General Partner


                                   THE BLAKE M. AND NANCY L. RONEY FOUNDATION


                                   By:
                                      ------------------------------------------
                                      Blake M. Roney
                                   Its: Trustee


                                   By:
                                      ------------------------------------------
                                      Nancy L. Roney
                                   Its: Trustee


                                   THE ONE FOUNDATION


                                   By:
                                      ------------------------------------------
                                      Blake M. Roney
                                   Its: Trustee


                                   By:
                                      ------------------------------------------
                                       Nancy L. Roney
                                   Its: Trustee


                                   By:
                                      ------------------------------------------
                                      Keith R. Halls
                                   Its: Trustee

                        SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                   B & N RHINO COMPANY, L.C.


                                   By:
                                      ------------------------------------------
                                      Craig F. McCullough
                                   Its: Manager


                                   ---------------------------------------------
                                   Nedra D. Roney, individually


                                   ---------------------------------------------
                                   Rick A. Roney, individually


                                   ---------------------------------------------
                                   Burke F. Roney, individually


                                   ---------------------------------------------
                                   Park R. Roney, individually

                                   THE MAR TRUST


                                   By:
                                      ------------------------------------------
                                      Tom D. Branch
                                   Its: Trustee


                                   THE NR TRUST


                                   By:
                                      ------------------------------------------
                                      Tom D. Branch
                                   Its: Trustee

                        SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                   THE ROSE FOUNDATION


                                   By:
                                      ------------------------------------------
                                      Nedra D. Roney
                                   Its: Trustee


                                   By:
                                      ------------------------------------------
                                      Tom D. Branch
                                   Its: Trustee


                                   THE NEDRA RONEY FIXED CHARITABLE TRUST


                                   By:
                                      ------------------------------------------
                                      Tom D. Branch
                                   Its: Trustee


                                   NR RHINO COMPANY, L.C.


                                   By:
                                      ------------------------------------------
                                      Craig F. McCullough
                                   Its: Manager


                                   ---------------------------------------------
                                   Sandra N. Tillotson, individually


                                   THE SNT TRUST


                                   By:
                                      ------------------------------------------
                                      Lee M. Brower
                                   Its: Trustee


                                   THE DVNM TRUST


                                   By:
                                      ------------------------------------------
                                      Lee M. Brower
                                   Its: Trustee

                        SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                                   THE CWN TRUST


                                   By:
                                      ------------------------------------------
                                      Lee M. Brower
                                   Its: Trustee


                                   THE DPN TRUST


                                   By:
                                      ------------------------------------------
                                      Craig S. Tillotson
                                   Its: Trustee


                                   By:
                                      ------------------------------------------
                                      Lee M. Brower
                                   Its: Trustee


                                   THE GNT TRUST


                                   By:
                                      ------------------------------------------
                                      Craig S. Tillotson
                                   Its: Trustee

                                   By:
                                      ------------------------------------------
                                      Lee M. Brower
                                   Its: Trustee


                                   THE LMB TRUST


                                   By:
                                      ------------------------------------------
                                      Lee M. Brower
                                   Its: Trustee

                        SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                   THE SANDRA N. TILLOTSON FOUNDATION


                                   By:
                                      ------------------------------------------
                                      Sandra N. Tillotson
                                   Its: Trustee


                                   By:
                                      ------------------------------------------
                                      Lee M. Brower
                                   Its: Trustee


                                   THE SANDRA N. TILLOTSON FIXED
                                   CHARITABLE TRUST


                                   By:
                                      ------------------------------------------
                                      Sandra N. Tillotson
                                   Its: Trustee


                                   By:
                                      ------------------------------------------
                                      L. S. McCullough
                                   Its: Independent Trustee


                                   SNT RHINO COMPANY, L.C.


                                   By:
                                      ------------------------------------------
                                      Craig S. Tillotson
                                   Its: Manager


                                   ---------------------------------------------
                                   Steven J. Lund, individually


                                   ---------------------------------------------
                                   Kalleen Lund, individually


                                   SKASIA, LTD.


                                   By:
                                      ------------------------------------------
                                      Steven J. Lund
                                   Its: General Partner

                        SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                   By:
                                      ------------------------------------------
                                      Kalleen Lund
                                   Its: General Partner


                                   THE S AND K LUND TRUST


                                   By:
                                      ------------------------------------------
                                      Blake M. Roney
                                   Its: Trustee

                                   THE STEVEN J. AND KALLEEN LUND FOUNDATION


                                   By:
                                      ------------------------------------------
                                      Steven J. Lund
                                   Its: Trustee

                                   By:
                                      ------------------------------------------
                                      Kalleen Lund
                                   Its: Trustee


                                   THE STEVEN AND KALLEEN LUND FIXED
                                   CHARITABLE TRUST


                                   By:
                                      ------------------------------------------
                                      Steven J. Lund
                                   Its: Trustee


                                   By:
                                      ------------------------------------------
                                      Kalleen Lund
                                   Its: Trustee


                                   By:
                                      ------------------------------------------
                                      L. S. McCullough
                                   Its: Independent Trustee


                                   S & K RHINO COMPANY, L.C.


                                   By:
                                      ------------------------------------------
                                      Craig F. McCullough
                                   Its: Manager

                        SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                   ---------------------------------------------
                                   Brooke B. Roney, individually


                                   ---------------------------------------------
                                   Denice R. Roney, individually


                                   BDASIA, LTD.


                                   By:
                                      ------------------------------------------
                                      Brooke B. Roney
                                   Its: General Partner


                                   By:
                                      ------------------------------------------
                                      Denice R. Roney
                                   Its: General Partner


                                   THE B AND D RONEY TRUST


                                   By:
                                      ------------------------------------------
                                      Blake M. Roney
                                   Its: Trustee


                                   THE BROOKE BRENNAN AND DENICE RENEE
                                   RONEY FOUNDATION


                                   By:
                                      ------------------------------------------
                                      Brooke B. Roney
                                   Its: Trustee


                                   By:
                                      ------------------------------------------
                                      Denice R. Roney
                                   Its: Trustee


                                   ---------------------------------------------
                                   Kirk V. Roney, individually

                        SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                                   ---------------------------------------------
                                   Melanie K. Roney, individually


                                   KMASIA, LTD.


                                   By:
                                      ------------------------------------------
                                      Kirk V. Roney
                                   Its: General Partner


                                   By:
                                      ------------------------------------------
                                      Melanie K. Roney
                                   Its: General Partner


                                   THE K AND M RONEY TRUST


                                   By:
                                      ------------------------------------------
                                      Rick A. Roney
                                   Its: Trustee


                                   THE KIRK V. AND MELANIE K. RONEY FOUNDATION


                                   By:
                                      ------------------------------------------
                                      Kirk V. Roney
                                   Its: Trustee


                                   By:
                                      ------------------------------------------
                                      Melanie K. Roney
                                   Its: Trustee


                                   THE KIRK AND MELANIE RONEY FIXED
                                   CHARITABLE TRUST


                                   By:
                                      ------------------------------------------
                                      Kirk V. Roney
                                   Its: Trustee

                        SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                                   By:
                                      ------------------------------------------
                                      Melanie K. Roney
                                   Its: Trustee


                                   By:
                                      ------------------------------------------
                                      L. S. McCullough
                                   Its: Trustee


                                   K & M RHINO COMPANY, L.C.


                                   By:
                                      ------------------------------------------
                                      Craig F. McCullough
                                   Its: Manager


                                   ---------------------------------------------
                                   Keith R. Halls, individually


                                   ---------------------------------------------
                                   Anna Lisa Massaro Halls, individually


                                   KAASIA, LTD.


                                   By:
                                      ------------------------------------------
                                      Keith R. Halls
                                   Its: General Partner


                                   By:
                                      ------------------------------------------
                                      Anna Lisa Halls
                                   Its: General Partner


                                   THE K AND A HALLS TRUST


                                   By:
                                      ------------------------------------------
                                      Michael Lee Halls
                                   Its: Trustee

                        SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                                   By:
                                      ------------------------------------------
                                      Dennis Morgan
                                   Its: Trustee


                                   THE HALLS FAMILY TRUST


                                   By:
                                      ------------------------------------------
                                      Michael Lee Halls
                                   Its: Trustee


                                   By:
                                      ------------------------------------------
                                      Dennis Morgan
                                   Its: Trustee


                                   THE KEITH AND ANNA LISA HALLS FIXED
                                   CHARITABLE TRUST


                                   By:
                                      ------------------------------------------
                                      Keith R. Halls
                                   Its: Trustee



                                   By:
                                      ------------------------------------------
                                      Anna Lisa Halls
                                   Its: Trustee


                                   By:
                                      ------------------------------------------
                                      L. S. McCullough
                                   Its: Independent Trustee


                                   THE KEITH RAY AND ANNA LISA MASSARO
                                   HALLS FOUNDATION


                                   By:
                                      ------------------------------------------
                                      Keith R. Halls
                                   Its: Trustee


                                   By:
                                      ------------------------------------------
                                      Anna Lisa Halls
                                   Its: Trustee

                        SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                                   K & A RHINO COMPANY, L.C.


                                   By:
                                      ------------------------------------------
                                      Craig F. McCullough
                                   Its: Manager


                                   ---------------------------------------------
                                   Craig S. Tillotson, individually


                                   THE CST TRUST


                                   By:
                                      ------------------------------------------
                                      Robert L. Stayner
                                   Its: Trustee


                                   THE JS TRUST


                                   By:
                                      ------------------------------------------
                                      Lee M. Brower
                                   Its: Trustee


                                   THE JT TRUST


                                   By:
                                      ------------------------------------------
                                      Lee M. Brower
                                   Its: Trustee


                                   THE CB TRUST


                                   By:
                                      ------------------------------------------
                                      Lee M. Brower
                                   Its: Trustee


                                  THE CM TRUST


                                   By:
                                      ------------------------------------------
                                      Lee M. Brower
                                   Its: Trustee

                        SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                                   THE BCT TRUST


                                   By:
                                      ------------------------------------------
                                      Lee M. Brower
                                   Its: Trustee


                                   THE ST TRUST


                                   By:
                                      ------------------------------------------
                                      Lee M. Brower
                                   Its: Trustee


                                   THE NJR TRUST


                                   By:
                                      ------------------------------------------
                                      Lee M. Brower
                                   Its: Trustee


                                   THE RLS TRUST


                                   By:
                                      ------------------------------------------
                                      Lee M. Brower
                                   Its: Trustee


                                   THE RBZ TRUST


                                   By:
                                      ------------------------------------------
                                      Lee M. Brower
                                   Its: Trustee

                        SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                                   THE LB TRUST


                                   By:
                                      ------------------------------------------
                                      Lee M. Brower
                                   Its: Trustee


                                   THE CRAIG S. TILLOTSON FOUNDATION


                                   By:
                                      ------------------------------------------
                                      Craig S. Tillotson
                                   Its: Trustee


                                   By:
                                      ------------------------------------------
                                      Lee M. Brower
                                   Its: Trustee


                                   THE CRAIG S. TILLOTSON FIXED CHARITABLE TRUST


                                   By:
                                      ------------------------------------------
                                      Craig S. Tillotson
                                   Its: Trustee


                                   By:
                                      ------------------------------------------
                                      Lee M. Brower
                                   Its: Independent Trustee


                                   CST RHINO COMPANY, L.C.


                                   By:
                                      ------------------------------------------
                                      Sandra N. Tillotson
                                   Its: Manager


                                   ---------------------------------------------
                                   R. Craig Bryson, individually


                                   ---------------------------------------------
                                   Kathleen D. Bryson, individually

                        SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                                   RCKASIA, LTD.


                                   By:
                                      ------------------------------------------
                                      R. Craig Bryson
                                   Its: General Partner


                                   By:
                                      ------------------------------------------
                                      Kathleen D. Bryson
                                   Its: General Partner


                                   THE C AND K TRUST


                                   By:
                                      ------------------------------------------
                                      Steven J. Lund
                                   Its: Trustee


                                   THE BRYSON FOUNDATION


                                   By:
                                      ------------------------------------------
                                      R. Craig Bryson
                                   Its: Trustee


                                   By:
                                      ------------------------------------------
                                      Kathleen D. Bryson
                                   Its: Trustee


                                   THE BRYSON FIXED CHARITABLE TRUST


                                   By:
                                      ------------------------------------------
                                      R. Craig Bryson
                                   Its: Trustee


                                   By:
                                      ------------------------------------------
                                      Kathleen D. Bryson
                                   Its: Trustee

                                   By:
                                      ------------------------------------------
                                      Robert L. Stayner
                                   Its: Independent Trustee

                                   CKB RHINO COMPANY, L.C.

                                   By:
                                      ------------------------------------------
                                      Keith R. Halls
                                   Its: Manager


                                   THE RICK AND KIMBERLY RONEY VARIABLE
                                   CHARITABLE REMAINDER UNITRUST


                                   By:
                                      ------------------------------------------
                                      James Blaylock
                                   Its: Trustee


                                   THE RICK AND KIMBERLY RONEY FIXED
                                   CHARITABLE UNITRUST


                                   By:
                                      ------------------------------------------
                                      Rick A. Roney
                                   Its: Trustee


                                   By:
                                      ------------------------------------------
                                      Kimberly Roney
                                   Its: Trustee


                                   By:
                                      ------------------------------------------
                                      L.S. McCullough
                                   Its: Independent Trustee